UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) November 2, 2018 (October 31, 2018)
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POOL CORPORATION
(Exact name of registrant as specified in its charter)

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Delaware	0-26640	36-3943363
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

109 Northpark Boulevard, Covington, Louisiana	70433-5001
(Address of principal executive offices)	(Zip Code)

985-892-5521
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On October 31, 2018, Pool Corporation (the "Company") and certain of its subsidiaries amended its Receivables Purchase Agreement between Superior Commerce LLC (the "Securitization Subsidiary"), as Seller, SCP Distributors LLC, as the Servicer, the purchasers from time to time party thereto (the "Purchasers"), MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as the Victory Group Co-Agent, Bank of America, N.A., as the BAML Group Co-Agent, and Wells Fargo Bank, National Association, as the Wells Group Co-Agent and as Administrative Agent (as amended, the "Amended Receivables Purchase Agreement") to extend the facility termination date to October 30, 2020 and to increase the facility limit throughout the year with a maximum facility limit of $295,000,000 in the month of May.

The Amended Receivables Purchase Agreement contains terms and conditions (including representations, covenants and conditions precedent) customary for transactions of this type.

In the ordinary course of business, the Company and its affiliates have engaged, and may in the future engage, certain parties to the Receivables Purchase Agreement or the affiliates of such parties to provide commercial banking, investment banking, and other services for which the Company or its affiliates pay customary fees and commissions.

The description of the amendments set forth above are qualified by reference to the Amendment, which is filed as Exhibit 10.1 to this Form 8-K.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 above is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits
10.1
Amendment No. 9 to the Receivables Purchase Agreement, dated October 31, 2018, among Superior Commerce LLC, as Seller, SCP Distributors LLC, as the Servicer, the Purchasers from time to time thereto, MUFG Bank, Ltd. (f/k/a The Bank of Tokyo-Mitsubishi UFJ, Ltd.), as the Victory Group Co-Agent, Bank of America, N.A., as the BAML Group Co-Agent, and Wells Fargo Bank, National Association, as the Wells Group Co-Agent and as Administrative Agent

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                   POOL CORPORATION

                   By:        /s/ Mark W. Joslin
                    Mark W. Joslin
                    Senior Vice President and Chief Financial Officer

Dated: November 2, 2018